UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2004
                                                         ----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-23975                42-1556195
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York            14095-0514
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (716) 625-7500
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 5, 6, 8, 9, 10 and 11:                      Not Applicable.

Item 7.  Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press release dated January 13, 2004

Item 12. Results of Operations and Financial Condition

         On January 13, 2004, First Niagara Financial Group, Inc. issued a press release disclosing fourth quarter 2003 financial results and providing earnings guidance for 2004. A copy of the press release is included as exhibit 99.1 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: January 13, 2004           By: /s/ John R. Koelmel
                                     -------------------------------------------
                                     John R. Koelmel
                                     Executive Vice President and CFO
                                     (Duly authorized representative)